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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: February 20, 1997
                                      _________________


                              UROMED CORPORATION
            _________________________________________________________
              (Exact name of registrant as specified in its charter)

    Massachusetts                    000-23266                  04-3104185
_______________________________________________________________________________
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)

                    64 A Street, Needham, Massachusetts 02194
            _________________________________________________________
                      Address of principal executive offices

       Registrant's telephone number, including area code: (617) 433-0033
                                                           ______________


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ITEM 5. OTHER EVENTS

    On February 20, 1997, the Registrant issued a press release reporting its results for the fiscal quarter and the year ended December 31, 1996.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NUMBER    DESCRIPTION

    99.1 Press Release issued February 20, 1997 reporting the Registrant's results for the fiscal quarter and year ended December 31, 1996.



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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UROMED CORPORATION

Dated: March 19, 1997                By:    /s/Paul J. Murphy
                                         _____________________________
                                         Paul J. Murphy, Treasurer and
                                         Chief Financial Officer